UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

Deep Fission, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56407	87-4265302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Addison St., Suite 300 Berkeley, California (Address of principal executive offices)	94704 (Zip Code)

Registrant’s telephone number, including area code: (707) 400-0778

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 9, 2026, the Board of Directors (the “Board”) of Deep Fission, Inc. (the “Company”), in consultation with management, concluded that the following previously issued consolidated financial statements of the Company for which the Company is required to provide financial statements under Regulation S-X (and any related financial information, including that included in press releases, shareholder communications, investor presentations or other materials describing relevant portions of such financial statements) should no longer be relied upon because of errors in such financial statements related to valuations of Simple Agreement for Future Equity (“SAFEs”) and Stock-Based Compensation (“SBC”):

•	The Unaudited Condensed Financial Statements as of and for the six months ended June 30, 2025 and 2024 of the Company (the “Q2 Interim Financial Statements”) that was included as an exhibit to the Company’s current report on Form 8-K filed with the SEC on September 11, 2025.
•	The Audited Financial Statements as of and for the year ended December 31, 2024 and for the period from July 17, 2023 (inception) through December 31, 2023 of the Company (the “Annual Financial Statements”) that was included in the Company’s Form S-1/A filed with the SEC on December 30, 2025.
•	The Unaudited Condensed Financial Statements as of and for the three and nine months ended September 30, 2025 and 2024 of the Company (the “Q3 Interim Financial Statements,” and together with the Q2 Interim Financial Statements, the “Interim Financial Statements”) that was included in the Company’s quarterly report on Form 10-Q filed with the SEC on November 14, 2025 for the period ended September 30, 2025.

The accounting errors relate to certain inputs and assumptions used in the valuation models for SAFEs and SBC, which are used to record the fair value of SAFEs and compensation expense for various equity agreements. The Company is currently evaluating the quantitative impact of the errors on each of the Interim and Annual Financial Statements. While the full extent of the impact has not yet been determined, the Company expects that a restatement of certain Interim and Annual Financial Statements will be required.

The Company intends to file its Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 10-K”) which will include a restatement of the required financial statements. The restatement is not expected to affect the Company’s previously reported cash flows, as the impacted transactions were non-cash. This identification of errors is preliminary, unaudited and may be subject to change (including the potential identification of additional errors) as we complete our procedures and prepare the 2025 10-K.

The Audit Committee of the Board, along with management, discussed with Grant Thornton LLP, the Company’s independent public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02(a).

Grant Thornton LLP has not audited or reviewed the Interim and Annual Financial Statements. As noted in the Company’s current report on Form 8-K filed with the SEC on March 5, 2026, Grant Thornton LLP has been appointed to audit the Company’s financial statements for the year ended December 31, 2025 and reaudit the financial statements for the year ended December 31, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to, among others, our plans, objectives and expectations for our business, operations and financial performance and condition, and can be identified by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions that do not relate solely to historical matters or actual results. Forward-looking statements are based on management’s belief and assumptions and on information currently available to management. Although we believe that the expectations reflected in forward-looking statements are reasonable, such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.

Forward-looking statements include, but are not limited to, statements about: expectations of the filing of the 2025 10-K; and the financial statements to be restated and the filings in which such restated financial statements will appear.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, operating results, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. Important factors that may affect actual results are described under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Deep Fission’s registration statement on Form S-1 filed with the SEC (as amended or supplemented), and in other filings Deep Fission makes with the SEC. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Current Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Current Report or to conform these statements to actual results or revised expectations, except as required by law.

You should read this Current Report and the documents that we reference in this Current Report as exhibits with the understanding that our actual future results, performance, and events and circumstances may be materially different from what we expect.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FISSION, INC.

Date: April 9, 2026	/s/ JON GORDON
Jon Gordon
General Counsel & Secretary